SELECTED STATEMENTS OF OPERATIONS DATA (Schedule of Financial Expenses, Net) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Income:
Interest on cash equivalents, bank deposits and restricted cash	$ 549	$ 288	$ 411
Other		1,390
Total financial income	$ 549	1,678	$ 411
Expenses:
Interest with respect to short-term bank credit and other	302	240	138
Interest with respect to long-term loans	1,237	1,553	1,854
Exchange rate differences	3,887	2,501	3,269
Bank Charges	2,344	$ 1,221	748
Other	22		641
Total financial expenses	7,792	$ 5,515	6,650
Total financial expenses, net	$ (7,243)	$ (3,837)	$ (6,239)